UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2013 (July 2, 2013)

GASTAR EXPLORATION LTD.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

Alberta, Canada	001-32714	98-0570897
Delaware	001-35211	38-3531640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650
Houston, Texas		77010
(Address of principal executive offices)		(ZIP Code)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On July 2, 2013, Gastar Exploration USA, Inc. (“Gastar USA”), a subsidiary of Gastar Exploration Ltd. (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with an unrelated third party (“Purchaser”), dated July 2, 2013, pursuant to which (i) Purchaser will acquire approximately 76,000 net acres of oil and gas leasehold interests in Kingfisher and Canadian Counties, Oklahoma from Gastar USA, for a cash purchase price of approximately $62.0 million (the “Purchase Price”), subject to customary adjustments and (ii) Gastar USA will acquire approximately 2,260 net acres of Oklahoma oil and gas leasehold interests from Purchaser (the “Gastar Acquired Acreage”) through a downward adjustment to the Purchase Price. In connection with the entry into the Purchase Agreement, Purchaser paid a deposit of approximately $6.3 million, which was placed into escrow and will be applied towards the Purchase Price at the closing of the transaction.

The Purchase Agreement contains customary representations and warranties and covenants, including provisions for indemnification, subject to the limitations described in the Purchase Agreement.

The closing of the proposed transaction is subject to satisfaction of customary closing conditions and delivery of the total acquisition purchase price of approximately $62.0 million (subject to adjustment for an acquisition effective date of May 1, 2013 and downward adjustment for the Gastar Acquired Acreage) on or before August 6, 2013.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On July 2, 2013, the Company announced that Gastar USA entered into the Purchase Agreement with Purchaser. A copy of the Company's press release, dated July 2, 2013, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.        Description of Document

99.1	Press release dated July 2, 2013.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2013	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT INDEX

Exhibit No.        Description of Document

99.1	Press release dated July 2, 2013.